March 22, 2010
VIA EDGAR AND FEDERAL EXPRESS
Mr. Max A. Webb
Assistant Director
U.S. Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 3561
100 F Street, N.E.
Washington, D.C. 20549

Re:	The Film Department Holdings, Inc.
Amendment No. 3 to Registration Statement on Form S-1
Filed March 22, 2010
File No. 333-163514

Dear Mr. Webb:
          On behalf of The Film Department Holdings LLC, a Delaware limited liability company (the “Company”), there is hereby transmitted for filing, pursuant to the Electronic Data Gathering, Analysis and Retrieval system, Amendment No. 3 to the Form S-1 of the Company filed on March 22, 2010 (“Amendment No. 3”).
          Amendment No. 3 has been prepared in response to the comments of the staff of the Division of Corporation Finance (the “Staff”) to Amendment No. 2 to Form S-1 of the Company filed on March 8, 2010 (“Amendment No. 2”). The Staff’s comments are set forth in a letter dated March 17, 2010, from Max A. Webb, Assistant Director, addressed to Mark Gill, Chief Executive Officer of the Company. Responses to such comments are set forth below and are keyed to the above-referenced comment letter. Enclosed herewith is a marked copy of Amendment No. 3 showing the Company’s changes to Amendment No. 2 based on the Staff’s comments.

Mr. Max A. Webb	Page 2
U.S. Securities and Exchange Commission
March 22, 2010
Registration Statement on Form S-1
Prospectus Summary, page 1
1.	Please revise the second sentence of the fourth paragraph to replace the word “earned” with a word that does not suggest that the money is money that you “earned.” See the $29 million in revenues mentioned in the sixth paragraph.

The Company acknowledges the Staff’s comment with respect to the use of the word “earned” and has substituted the term “achieved” in the second sentence of the fourth paragraph of the prospectus summary and throughout the Registration Statement.

2.	Please restate the first sentence of the fifth paragraph so that the statement about revenues being about to accelerate is recast as a belief of management.

The Company acknowledges the Staff’s comment with respect to the statement about revenues being about to accelerate and has revised its disclosure to state that this statement is a belief of the Company’s management.
Risk Mitigation, page 3
3.	Please provide us with the support for your belief that the independent studios which have gone out of business had business models more oriented toward domestic markets and that the ones which have survived have business models with a focus instead on international licensing. Alternately, delete paragraph three.

The Company acknowledges the Staff’s comment with respect to paragraph three of the “Risk Mitigation” section of the prospectus summary and has deleted this paragraph.
Use of Proceeds, page 19
4.	Please revise to disclose the interest rate of the Second Lien Notes.

The Company acknowledges the Staff’s comment with respect to the interest rate of the Second Lien Notes and has revised the second paragraph of the “Use of Proceeds” section to indicate that the Second Lien Notes accrue interest at a rate of 16% per annum.

5.	Please revise the fifth paragraph to clarify, if true, that the equity investment would be at the IPO price. If it is at another price, please disclose.

The Company acknowledges the Staff’s comment with respect to the price at which the equity investment would be made and has revised its disclosure to clarify that the investment would be made at the IPO price.

Mr. Max A. Webb	Page 3
U.S. Securities and Exchange Commission
March 22, 2010
6.	Also, disclose the potential use of proceeds discussed in the last paragraph under HWMP Investment on page 24. Add the interest rate of the loan agreement and the threshold triggers.

The Company acknowledges the Staff’s comment with respect to the Earthbound loan agreement and has revised its disclosure to include a discussion of the same and a description of the interest rate and threshold triggers of this loan agreement.
Introduction, page 27
7.	In the last sentence of the first paragraph of this section, you disclose that your first film released in the U.S., Law Abiding Citizen, has earned $73 million at the North American box office and more than $115 million worldwide. Please clarify, if true, that worldwide box office receipts include the North American amount.

The Company acknowledges the Staff’s comment with respect to the box office receipts of Law Abiding Citizen and has revised its disclosure to clarify that worldwide box office receipts include North American box office receipts.

8.	In the last paragraph of this section, you state that you believe the Company has demonstrated its ability to successfully develop, produce and sell star-driven, moderate-cost, high-quality films to the marketplace. Please expand this disclosure to explain that box office success does not necessarily result in profitable operations. For example, discuss the revenue as well as direct operating, distribution and marketing, and interest expenses attributable to your first two films, The Rebound and Law Abiding Citizen. Then, discuss the expected level of salaries, other overhead, and development costs that must be “covered” by film profits in order to report an overall profit for the Company as a whole.

The Company acknowledges the Staff’s request with respect to an expanded disclosure of the distinction between box office success and profitability as well as the results of the Company’s first two film releases. Accordingly, the Company has revised its disclosure contained in the introduction to the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” section to address these issues.
Results of Operations, page 31
9.	On page 30, you discuss certain film-specific financial metrics. Please revise your discussion of operating results to include an analysis of how these metrics apply to your current operations and films for which you have recognized revenue. In this regard, we suggest you add a table summarizing the North American and worldwide box office receipts for The Rebound and Law Abiding Citizen through December 31, 2009, and then showing how you derived the $13.19 million and $26.42 million, respectively, of 2009 revenue related to these films.

Mr. Max A. Webb	Page 4
U.S. Securities and Exchange Commission
March 22, 2010
The Company acknowledges the Staff’s comment with respect to an application of film-specific financial metrics to the Company’s first two motion picture releases and has revised its disclosure in the “Results of Operations” section to include a detailed discussion of the financial performance of each of Law Abiding Citizen and The Rebound.
Liquidity and Capital Resources, page 35
10.	We note that your independent public accounting firm has issued an opinion stating that your recurring losses from operations, Members’ deficit and inability to generate sufficient cash flow to meet your obligations and sustain your operations raise substantial doubt about your ability to continue as a going concern. Add disclosure to MD&A regarding this opinion, and referring to your plans concerning these matters. Also, discuss the consequences to your operations if, for whatever reason, you are unable to raise additional capital and execute those plans successfully.

The Company acknowledges the Staff’s comment with respect to our ability to continue as a going concern and has revised its disclosure within the “Liquidity and Capital Resources” section to i) reference our independent accounting firm’s opinion with respect to our ability to continue as a going concern, ii) discuss management plans to ensure the Company continues as a going concern, and iii) discuss the consequences to our operations if we are unable to raise additional capital and successfully execute our plans to ensure that the Company continues as a going concern.

11.	At the bottom of page 37, you state that Eton Park has been paid $10.23 million as of February 24, 2010, and that you expect to apply approximately $21.6 million of the net proceeds of this Offering to repay the Second Lien Notes. However, it is unclear how these payments will fully repay the Second Lien Notes payable, which amounted to $36.5 million as of December 31, 2009. Please provide a table showing the expected sources of the full repayment of the Second Lien Notes, including any amounts forgiven and/or effectively converted into equity.

The Company acknowledges the Staff’s comment with respect to the manner of repayment of the Second Lien Notes and has expanded its disclosure to describe the expected sources for the full repayment of the Second Lien Notes.

12.	At the top of page 38, you state the belief that you will have sufficient capital to execute your business plan, which contemplated the production of approximately 20 films over the next five years. However, assuming net production budgets between $10 million and $45 million per film, together with single-picture bank loans covering approximately 50% of the production budget on each new film, it appears you will need between $100 million and $225 million in order to have sufficient capital to execute your business plan. Please state the expected source of these funds. If any portion of these funds is expected to be generated by operations,

Mr. Max A. Webb	Page 5
U.S. Securities and Exchange Commission
March 22, 2010
discuss the fact that you have reported over $54.6 million of cash used in operating activities for the period from inception to December 31, 2009.
The Company acknowledges the Staff’s comment with respect to the sources of funds for future productions and has revised its disclosure to more particularly describe these sources.
Strategy, page 49
13.	In your next amendment, please remove from the filing in its entirety inappropriate and insubstantiable words such as “dramatic” page 45 and “exceptional” on page 49. Your revision should include the financial statements and footnotes.

The Company acknowledges the Staff’s comment with respect to the use of words such as “dramatic” and “exceptional” and has revised its disclosure to eliminate such verbiage throughout the filing.
Consolidated Statements of Operations and Comprehensive Loss, page F-4
14.	By reference to page F-5, it appears the unrealized investment loss of $260,000 reflected in comprehensive loss for the period from inception to December 31, 2007 was reversed during 2008. If true, then comprehensive loss for 2008 should reduced be $260,000 to reflect such reversal. Please revise, as appropriate.

The Company acknowledges the Staff’s comment with respect to the unrealized investment loss of $260,000 and has revised its disclosure to address the Staff’s comments.
Consolidated Statements of Members’ Equity, page F-5
15.	Between inception and December 31, 2007, it appears you recognized a loss through comprehensive income on available for sale securities, which was unrealized until the next year, when it became a realized loss. Please revise the description of the initial loss position to state it is “unrealized” or advise.

The Company acknowledges the Staff’s comment with respect to the loss on available for sale securities and has revised its disclosure to state that its initial loss position was unrealized.
Note 7 — Second Secured Lien Notes, page F-16
16.	According to your Consolidated Statement of Cash Flows on page F-6, a cash repayment of approximately $3.5 million was made during 2009 with respect to the Second Lien Notes. However, based on your disclosure in Note 7, which states that you were unable to pay scheduled interest payments totaling $2.16 million due on

Mr. Max A. Webb	Page 6
U.S. Securities and Exchange Commission
March 22, 2010
June 30, 2009 under the Second Lien Notes, it is unclear exactly when this cash payment was made and how it was funded. Please explain.
The scheduled interest payment of $2.16 million was due on June 30, 2009, at which time the Company did not have sufficient funds to make the relevant interest payment. The Company therefore entered into forbearance agreements with its senior lenders as well as the Second Lien Note holders. After the senior production facility was paid off in full in November 2009 by proceeds from The Rebound and Law Abiding Citizen, the Company collected additional proceeds from these titles. Such proceeds were applied to reduce the outstanding balance of the Second Lien Notes during November and December of 2009.
Note 10 — Redeemable Member Units, page F-20
17.	The description of the HWMP Investment on page 38 does not appear to be consistent with the disclosures included in Note 10. For example, on page 38, you state that HWMP’s aggregate investment commitment was $14.33 million, of which $7.29 million was to be funded by December 31, 2009. However, on page F-21, you state that HWMP’s aggregate investment commitment through December 31, 2009 was a minimum of $8.33 million. Also, the disclosure on page 38 states that you had received $4.24 million from HWMP as of December 31, 2009, but the table on page F-24 only reflects $3,437,000 of Class G Units as of the same date. Please make all necessary revisions to ensure accurate and consistent disclosure.

The Company acknowledges the Staff’s comment with respect to the inconsistencies between the description of the HWMP investment on page 38 and Note 10 to the financial statements and has revised its disclosure to eliminate these inconsistencies.
* * *
          The Company believes the foregoing is responsive to the Staff’s comments and hopes that the Company has resolved the comments to the Staff’s satisfaction. Your prompt attention to this response will be appreciated.
          If you have any questions regarding Amendment No. 3 or the foregoing response or if any additional information is needed, please call Joseph Crabb of Squire, Sanders & Dempsey L.L.P. at (602) 528-4084, and fax number (602) 253-8129.

Mr. Max A. Webb	Page 7
U.S. Securities and Exchange Commission
March 22, 2010

Sincerely,
/s/ Squire, Sanders & Dempsey L.L.P.

Squire, Sanders & Dempsey L.L.P.

Enclosures
cc:     Tarik Gause (w/encls.)